SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported)     October 24, 2005
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                           IRON STAR DEVELOPMENT, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


             Utah                           000-51012            87-0427336
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  (State or other jurisdiction            (Commission           (IRS Employer
of incorporation or organization)         File number)       Identification No.)


             175 South Main St., No. 1212, Salt Lake City, UT 84111
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 597-3337
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

      On October 24, 2005, Iron Star Development, Inc. (the "Registrant") entered into a term sheet (the "Bridge Term Sheet") with Highgate House Funds, Ltd. ("Highgate"). Pursuant to the Bridge Term Sheet, the Registrant agreed to issue bridge notes to Highgate in an amount of up to $800,000 (the "Bridge
Notes") and to issue Highgate warrants for up to 160,000 shares of the Registrant's common stock for a period of three years with an exercise price of $0.001 (the "Warrants"). In exchange for the purchase of the Bridge Notes, the Registrant will grant Highgate a security interest in all of its assets and will issue shares of common stock in an amount equal to five times the total amount of the Bridge Notes to be held in escrow in the event of a default under the Bridge Notes (the "Escrow Shares").

      Pursuant to the Bridge Term Sheet, the Bridge Notes will have a term of eighteen months from the date of issuance and shall bear an interest of ten percent per annum. The Registrant may redeem the Bridge Notes at any time prior to their maturity at a price equal to 120% of the face amount redeemed plus any accrued interest. Highgate may at its option convert all or some of the Bridge Notes plus any accrued and unpaid interest into shares of the Registrant's common stock at the price of $1.00 per share.

      As a condition to closing, the Registrant shall have entered into a Standby Equity Distribution Agreement ("SEDA") with Cornell Capital Partners, LP ("Cornell"), agreed to a written use of the proceeds from the Bridge Notes and executed all documents related to the Bridge Notes.

      On October 24, 2005, the Registrant entered into a term sheet with Cornell pursuant to which Cornell shall commit to purchase over the course of two years from the date of the effectiveness of a registration statement described below up to $10,000,000 of the Registrant's common stock in increments of up to $1,000,000 (each such increment, an "Advance"). The purchase price for this common stock shall be 97% of the lowest daily volume weighted average price of the common stock during the five consecutive trading days after notice is given requesting an Advance.

      The Registrant shall file a registration statement with the Securities and Exchange Commission to register the resale of the Registrant's common stock issued to Cornell pursuant to the SEDA. The registration statement shall also include the shares of common stock underlying the Warrants and the Escrow Shares.

      On October 24, 2005, the Registrant entered into a term sheet (the "Merger Term Sheet") with CallKey Group Limited ("CallKey") pursuant to which it is bound to enter into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among Registrant, CallKey, and a to be formed wholly-owned subsidiary of the Registrant ("Merger Corp."). As contemplated by the Merger Term Sheet, Merger Corp. will merge with and into CallKey (the
"Merger"), as a result of which Registrant will acquire all of the issued and outstanding shares of CallKey and CallKey will become a wholly-owned subsidiary of the Registrant.


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

      In connection with the Merger, the holders of CallKey common stock, will receive 10,776,080 shares of the Registrant's common stock and the shareholders of Registrant immediately prior to the Merger will retain 307,888 shares of common stock of Registrant, 115,542 of which shares will be returned by Wallace Boyack to the CallKey's treasury. The Registrant shall issue its consultant, Viking Investments Group II, Inc., 1,231,552 share of the Registrant's common stock in consideration for its services. After giving effect to the Merger, the shares of common stock into which the Bridge Notes are convertible and the Warrants, Registrant will have 13,275,520 shares of common stock issued and outstanding.

      Among its other provisions, the Merger Term Sheet provides that the Board of Directors of Registrant following the closing of the Merger shall consist of five members. On the closing date of the Merger, all of the current officers and directors of Registrant shall resign and, simultaneously with such resignation, appoint a new Board of Directors and such executive officers, a majority of which shall be determined CallKey. All securities issued pursuant to the Merger will be "restricted" stock and be subject to all applicable re-sale restrictions specified by federal and state securities laws.

      The parties' obligations to consummate the Merger are subject to certain closing conditions including: (i) obtaining all necessary board, shareholder and third party consents; and (ii) satisfactory completion by Registrant and CallKey of all necessary technical and legal due diligence.

      From and after the date of execution of the Merger Term Sheet and continuing through January 22, 2006 (the "Exclusivity Period"), CallKey has agreed that it will not enter into any agreement or consummate any transaction with any third party, in whatever form, other than in the ordinary course of business (including, without limitation, joint venture, sale, license, distribution agreement, etc.) or enter into any other transaction that would preclude the consummation of the transactions contemplated by the Merger Agreement.


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

Item 9.01. Financial Statement and Exhibits.

10.1 Letter of Intent, dated October 24, 2005, regarding the Merger by and among CallKey Group Limited, Iron Star Development, Inc., Highgate House Funds, Ltd. and Wallace Boyack.

10.2 Term Sheet, dated October 24, 2005, regarding the Bridge Notes between Iron Star Development, Inc. and Highgate House Funds, Ltd.

10.3 Term Sheet, dated October 24, 2005, regarding the SEDA between Iron Star Development, Inc. and Cornell Capital Partners, LP


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

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         IRON STAR DEVELOPMENT, INC.


Date: October 28, 2005                   By: /s/ Wallace Boyack
                                             -----------------------------------
                                             Wallace Boyack
                                             Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit
Number         Document
------         --------

10.1 Letter of Intent, dated October 24, 2005, regarding the Merger by and among CallKey Group Limited, Iron Star Development, Inc., Highgate House Funds, Ltd. and Wallace Boyack.

10.2 Term Sheet, dated October 24, 2005, regarding the Bridge Notes between Iron Star Development, Inc. and Highgate House Funds, Ltd.

10.3 Term Sheet, dated October 24, 2005, regarding the SEDA between Iron Star Development, Inc. and Cornell Capital Partners, LP


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